                                                                EXHIBIT 10.05.19

                           ASSIGNMENT AND ASSUMPTION
                           -------------------------

         This Assignment and Assumption is made and entered into this 5th day of August, 1994 by and among COMMUNICOM CO. OF AMERICA, L.P., a Colorado limited partnership ("Assignor") and SALEM MEDIA OF TEXAS, a Texas corporation ("Assignee").


                                  WITNESSETH:
                                  ----------

         WHEREAS, under the Purchase Agreement dated as of March 30, 1994 (the "Agreement"), between Assignor and Assignee, Assignor is obligated to assign to Assignee all of its right, title and interest in and to certain contracts and obligations, and Assignee is obligated to assume such contracts and obligations.

         NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Assignor hereby assigns, sells, transfers, sets over and delivers, as of August 6, 1994, unto Assignee all of Assignor's right, title and interest in and to the agreements set forth on Schedule I attached hereto and incorporated herein by reference, and Assignee hereby accepts such assignment.

         2. Assignee, as of August 6, 1994, hereby assumes and agrees to perform, without duplication, the liabilities and obligations arising under the agreements assigned to Assignee under Paragraph I above to the extent such liabilities and obligations arise on and after August 6, 1994. Except as specifically set forth herein, Assignee shall not assume or in any manner be liable for any duties, responsibilities, obligations or liabilities of Assignor of any kind or nature whether express or implied, known or unknown, contingent or absolute.

         3. All representations and warranties under the Agreement and relating to the agreements and obligations assigned and assumed hereunder shall survive, for the time specified in the Agreement, the execution and delivery of this Assignment and Assumption.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Assignment and Assumption as of the date first above written.

                                        COMMUNICOM CO. OF AMERICA, L.P.

                                        By: CCA, INC., General Partner



                                        By: /s/ Richard L. Kylberg
                                           ---------------------------------
                                             Richard L. Kylberg
                                             President


                                        SALEM MEDIA OF TEXAS, INC.


                                        By /s/ Eric H. Halvorson
                                           ---------------------------------
                                             Eric H. Halvorson
                                             Vice President

                                  SCHEDULE 1


KSLR Contracts
--------------

l. Agreement between Brad Burkhart Christian Media, Inc. and Seller dated January 12, 1993.

2. Service Agreement between CellularOne and Seller dated September 30, 1993.

3. Agreement between Metro Traffic Control, Inc. and Seller dated November 9, 1993.

4. License Agreement between Nordic Software, Inc. and Seller dated March 14, 1994.

5. Agreement between USA Radio Network and Seller dated May 1, 1993.

6. All cash and barter contracts for sale of advertising and programming.

7. Lease between E. Atsinger III and S. Epperson and Seller dated March 1, 1983.

                                                                   [Tower Lease]
                            ASSIGNMENT OF LEASE AND
                           ASSUMPTION OF OBLIGATIONS


          THIS ASSIGNMENT dated January 7, 1988 is between SALEM MEDIA OF TEXAS, INC., a Texas corporation, with an address of 2310 Ponderosa Drive, Suite 29, Camarillo, CA 93010 ("Assignor") and AMERICAN COMMUNICOM CORP. OF TEXAS, a Colorado corporation, with an address of Plaza 6000 Office Park, 6000 East Evans Avenue, Building One, Suite 400, Denver, Colorado 80222 ("Assignee").

          For good and valuable consideration and pursuant to Section 11(a) of the Asset Purchase Agreement dated October 16, 1987 among Assignor, Assignee and the individuals named therein, Assignor hereby conveys, grants, transfers and assigns to Assignee, its successors and assigns, all of the right, title and interest of such Assignor in, to and under the Lease dated March 1, 1983 between Edward G. Atsinger III and Stuart W. Epperson, co-trustees, as landlord, and Assignor, as tenant, as amended to date, and attached hereto as Exhibit A and incorporated herein by this reference (the "Lease").

          TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, forever; and Assignor, for itself, its successors and assigns, covenants and agrees with Buyer, its successors and assigns, that Assignor will for three years from the date hereof, WARRANT AND DEFEND the same against all persons whomsoever.

          Assignee, for itself, its successors and assigns, hereby accepts this Assignment, and agrees to assume as of the date hereof all of the tenant's obligations under the Lease accruing from and after the date hereof, and agrees to indemnify, defend and hold harmless Assignor, its successors and assigns, from and against any damage, liability, loss, expense or deficiency which such Assignor may pay or suffer by reason of any claims or liabilities arising out of the obligations assumed by Assignee pursuant to this Assignment.

          Assignor, for itself, its successors and assigns hereby represents and warrants to Assignee, its successors and assigns, that: (i) Assignor is the lawful owner of and has good, valid and marketable title as lessee to the leasehold interest created by the Lease and to the interest above assigned in, to and under the Lease; (ii) Assignor's right, title and interest in, to and under the Lease is free and clear from all liens, encumbrances or adverse claims of any nature; (iii) the Lease is in full force and effect and

Assignor is not in default thereunder and no event has occurred that with notice or the passage of time would constitute a default thereunder; (iv) Assignor has good right, full power and lawful authority to assign and transfer all of its right, title and interest in, to and under the Lease; (v) the Lease constitutes the legal, valid and binding obligations of the parties thereto, enforceable against such parties in accordance with their respective terms; (vi) there is no liability or obligation of Assignor as tenant with respect to the Lease which, pursuant to the terms thereof, is required to be paid or otherwise performed, or is required to have been paid or otherwise performed, as of the date hereof, which has not been paid or otherwise performed in full; (vii) Assignor has obtained each consent, approval and authorization and filed each document required to be obtained by Assignor from or filed by Assignor with any person or entity with respect to such assignment and transfer; and (viii) immediately after the assignment and transfer hereunder, Assignee will have good, valid and marketable title to the leasehold interest created by the Lease and Assignee's right, title and interest in, to and under the Lease will be free and clear of all liens, encumbrances or adverse claims of any nature.

          Assignor hereby assigns and transfers to Assignee, its successors and assigns, to the extent held by Assignor, all warranties of others relating to the Lease conveyed, transferred and assigned hereunder.

          EXECUTED by the parties on the day and year first above written.

                                        ASSIGNOR:

                                        SALEM MEDIA OF TEXAS, INC., a
                                           Texas corporation


                                        By: /s/ [SIGNATURE APPEAR HERE]
                                            ---------------------------



                                        Its: President
                                            ---------------------------

                                          ASSIGNEE:

                                          AMERICAN COMMUNICOM CORP. OF
                                            TEXAS, a Colorado corporation


                                          By: /s/ John F. Mueller, Jr.
                                             --------------------------------
                                             John F. Mueller, Jr., Vice
                                               President

                                          Its:     V.P. & C.O.O.
                                              -------------------------------


THE STATE OF TEXAS        )
                          ) ss.
COUNTY OF BEXAR           )

          Before me Robert N. Lepine on this day personally appeared Edward G. Atsinger III, the President of SALEM MEDIA OF TEXAS, INC., known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purpose and consideration therein expressed.

[Seal]    Given under my hand and seal of office this 7th day of January A.D.,
1988.

                                              /s/ Robert N. Lepine
                                              -------------------------------
                                              Notary Public

                          My commission expires     9-30-90                  .
                                               ------------------------------


THE STATE OF TEXAS        )
                          ) ss.
COUNTY OF BEXAR           )

          Before me Robert N. Lepine on this day personally appeared John F. Mueller, Jr., the Vice President of AMERICAN COMMUNICOM CORP. OF TEXAS, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purpose and consideration therein expressed.

[Seal] Given under my hand and seal of office this 7th day of January A.D., 1988.

                                        [SEAL APPEARS HERE]


                                        /s/ Robert N. Lepine
                                        -------------------------------
                                        Notary Public


                My commission expires  9/30/90
                                      ---------------------------------

                                EXHIBIT the to
                            Assignment of Lease and
                           Assumption of Obligations


                     [attach copy of lease, the amendment
                           dated October 1, 1987 and
                            the new amendment dated
                          of even date with closing]

                                                                       Exhibit A

                                     LEASE
                                     -----


     THIS LEASE is made and entered into as of the 1st day of March, 1983, by and between EDWARD G. ATSINGER III and STUART W. EPPERSON, not individually but solely as co-Trustees of the Epperson-Atsinger 1983 Family Trust, hereinafter referred to as "Landlord", and SALEM MEDIA OF TEXAS, INC., a Texas corporation, hereinafter referred to as "Tenant", with reference to the following recitals of facts:

     RECITALS:
     ---------

     A.   Landlord purchased the property on February 22, 1983.

     B. The parties desire to enter into this Lease which shall contain all of the rights and obligations of the parties to each other with respect to the subject property.

     NOW, THEREFORE, in consideration of the following covenants, agreements, conditions and representations, the parties agree as follows:

     1.   Property Leased. Landlord hereby leases to Tenant and Tenant hereby
          ---------------
rents from Landlord on the terms, covenants and conditions hereinafter set forth, those certain premises and appurtenances located at 7025 Gonzales Road, San Antonio, Bexar County, Texas, being an approximately thirty-five and one-half (35.5) acre tract of land and more fully described on Exhibit A attached hereto (the "premises"). Tenant acknowledges that portions of the property are unimproved, and that Landlord shall have the right to lease such portions of the property for any lawful purpose and, if Landlord so desires, to subdivide portions of the property and sell such portions, as long as Landlord's other leasing activities do not interfere with the operation of Tenant's radio station, transmission equipment and the directional array ground system.

        Landlord agrees to indemnify Tenant for any damage or injury caused by other tenants to the radio station, transmitting equipment and directional array ground system and to promptly correct the same upon demand.

        2.  Term. The term of this Lease is twenty-four (24) years, commencing
            ----
on March 1, 1983, and terminating on February 28, 2007.

        3.  Use. The premises shall be used to operate a radio station,
            ---
including but not limited to, use as a radio studio, operation of a directional antenna system including a transmitter for use by the radio station, and for such uses as are incidental or customarily related thereto. The premises shall not be used for any other purposes without Tenant first obtaining the written consent of Landlord thereto, which consent the Landlord agrees shall not be unreasonably or arbitrarily withheld or delayed.

        4.  Rent. Tenant shall pay rent to Landlord during the term of this
            ----
Lease as follows:

        4.1 During the period March 1, 1983 through February 28, 1988, the amount of One Thousand Seven Hundred Fifty Dollars ($1,750.00) per month (the "Base Rent").

        4.2 During the period March 1, 1988 through February 28, 1993, a monthly amount equal to the greater of (i) Two Thousand Twelve and 50/100 Dollars ($2,012.50) or (ii) the Base Rent multiplied by a fraction, the numerator of which shall be the cost of living index figure (as hereinafter defined) for February, 1988, and the denominator of which shall be the cost of living index figure for February, 1983 (the "Base Index").

     4.3 During the period March 1, 1993, through February 28, 1998, a monthly amount equal to the greater of (i) Two Thousand Two Hundred Seventy-five Dollars ($2,275.00) or (ii) the Base Rent multiplied by a fraction, the numerator of which shall be the cost of living index figure for February, 1993, and the denominator of which shall be the Base Index.

     4.4 During the period March 1, 1998, through February 28, 2003, a monthly amount equal to the greater of (i) Two Thousand Five Hundred Thirty-seven and 50/100 Dollars ($2,537.50), or (ii) the Base Rent multiplied by a fraction, the numerator of which shall be the cost of living index figure for February, 1998, and the denominator of which shall be the Base Index.

     4.5 During the period March 1, 2003, through February 28, 2007, a monthly amount equal to the greater of (i) Two Thousand Eight Hundred Dollars ($2,800.00) or (ii) the Base Rent multiplied by a fraction, the numerator of which shall be the cost of living index figure for February, 2003, and the denominator of which shall be the Base Index.

     4.6 For purposes of this Lease, the "cost of living index figure" shall be the index number in the column for "all items" in the table entitled "Consumer Price Index-U.S. Cities Average," published by the Bureau of Labor Statistics of the United Stated Department of Labor in the "Monthly Labor Review." In the event that the Bureau of Labor Statistics shall change the base period (1967 equals 100), the new index number shall be substituted for the old index numbers in making the above computation. In the event the Bureau of Labor Statistics ceases publishing the Consumer Price Index, or materially changes the method of its computation, Landlord and Tenant shall accept comparable statistics on the purchasing power of the consumer dollar as published at the time of said discontinuation of change by a responsible financial periodical of recognized authority to be then chosen by Landlord subject to reasonable consent of Tenant.

     4.7 Rent shall be payable in lawful money of the United States to Landlord at 2310 Ponderosa Drive, Suite 29, Camarillo, California 93010, on the first day of each month.

     5.  Taxes and Assessments. Landlord shall pay all real property taxes,
         ---------------------
governmental special assessments and land benefit charges levied against the real property leased to Tenant herein. Tenant shall pay before delinquency all general and special taxes, licenses, fees, charges or taxes imposed by any governmental entity by reason of the Lease, Tenant's occupation or use of the leased premises or Tenant's activities thereon. In addition, Tenant shall pay all taxes levied against the personal property of Tenant or improvements installed by Tenant becoming a part of the real property of every description, maintained on and used by Tenant in connection with the leased premises. All of such charges, costs, and expenses shall constitute additional rent, and upon the failure of Tenant to pay any of such costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay rent.

     6.  Improvements. The term "improvements" as used herein means any
         ------------
improvement, addition or change to the leased premises, any alteration of the leased premises, or anything placed, installed or constructed in, on or upon the leased premises, whether or not characterized by law as a fixture, but does not include Tenant's personal property.

     Tenant shall not make, or permit to be made any structural improvements or alterations, in, on, or to the leased premises or any part thereof without the prior written consent of Landlord. Any improvements made in, on, or to the leased premises shall be at the sole expense of Tenant and any additions to or alterations of said premises shall become at once a part of the realty and belong to Landlord. Tenant shall keep the premises and the property in which they are situated free from any liens arising out of any work performed on the leased premises, by or on behalf of Tenant, for material furnished to the leased premises, or for obligations incurred by Tenant. In making any alteration that Tenant has a right to make, Tenant shall not commence such improvement or alteration until three (3) days after Landlord has received notice from Tenant stating the date of commencement of the improvement or alteration so that Landlord can post and record any appropriate notice of nonresponsibility. All alterations shall be completed with due diligence.

     If any installation, alteration or improvement is required by law by any governmental authority, Tenant shall at Tenant's cost and expense promptly make such installation, alteration or improvement.

     Provided Tenant is not in default or in breach of this Lease beyond the expiration of any applicable grace periods, Tenant may during the term of this Lease, and shall immediately upon the expiration of this Lease, remove from the leased premises all of Tenant's personal property and trade fixtures and such other property which Landlord may during the term of this Lease agree or acknowledge in writing are improvements belonging to Tenant.

          7.   Maintenance and Upkeep. By entry hereunder, Tenant accepts the
               ----------------------
premises as being in good and sanitary order, condition and repair. Tenant shall at Tenant's own cost and expense keep the entire property, including the outside areas and landscaping, in a clean, neat, sanitary and sightly condition at all times and free from dirt, debris, accumulation of waste and fire hazards. Tenant shall upon the expiration or sooner termination of this Lease surrender to Landlord the leased premises and appurtenances thereto in a good, sanitary order, condition and repair, ordinary wear and tear excepted.

          8.   Repairs. Tenant shall at its sole cost and expense maintain the
               -------
leased premises in good condition and shall make all necessary repairs thereto, whether or not structural in nature.

          9.   Indemnification; Liability Insurance. Tenant shall save and hold
               ------------------------------------
harmless, indemnify and defend Landlord from any damage or liability arising out of or relating to any death, bodily injury, or property damage resulting from, or in connection with, the acts of, or the maintenance, use, or occupation of the leased premises by Tenant, Tenant's agents, servants, employees, contractors, or patrons. Tenant shall, at Tenant's sole cost and expense, carry public liability insurance with liability limits of not less than $1,000,000.00 for the injury or death of one person and not less than $2,000,000.00 for the injury or death of more than one person in any one accident and property damage insurance in an amount of not less than $300,000.00 liability. Tenant shall not be responsible for the negligence of the Landlord, or their agents, servants, employees, contractors, patrons or invitees. All such insurance shall be carried with insurance companies satisfactory to Landlord. Tenant may provide certification of insurance under its blanket insurance policies in satisfaction of this requirement. Said insurance shall name Landlord as a co-insured or an additional insured. Tenant shall furnish, or cause to be furnished to Landlord, upon request, certificates of insurance from the insurance carrier stating that such insurance is in full force and effect, that the premiums thereon have been paid and that the insurance carrier will give Landlord at least ten (10) days prior written notice of any termination, cancellation, or modification of such insurance.

     10. Fire Insurance. Through the term of this Lease, Tenant shall maintain
         --------------
at its sole cost and expense, fire and extended coverage insurance on the premises and the appurtenances being leased by Tenant, insuring the premises for not less than ninety percent (90%) of its replacement value. Landlord and Tenant shall be named as loss payees as their interests shall appear and, on Landlord's demand, Tenant shall also include the holder of any mortgage or deed of trust encumbering the fee as a loss payee to the extent of that mortgagee's interest.

     Tenant shall furnish, or cause to be furnished to Landlord, upon request, certificates of insurance from the insurance carrier stating that such insurance is in full force and effect, that the premiums have been paid and that the insurance carrier will give Landlord at least ten (10) days prior written notice of any termination, cancellation or modification of such insurance. Tenant may provide a certificate of insurance under its blanket insurance policies in satisfaction of this requirement.

     If Tenant fails or refused to procure or maintain said fire or liability insurance as required by this Lease or fails or refuses to furnish Landlord with the required proof that the insurance has been procured and is in force and paid for, Landlord shall have the right, at Landlord's option upon five (5) days written notice, to procure and maintain such insurance. The premium paid by Landlord shall be treated as additional rent due and payable immediately. Landlord shall give prompt notice of the payment of such premiums, stating the amounts paid and the insurer or insurers, and interest shall run from the date of the notice.

          11.  Assignment and Subletting. Tenant shall not assign this Lease or
               -------------------------
any interest therein, and shall not sublet said premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the agents, contractors, permittees, invitees and employees of Tenant excepted) to occupy or use said premises, or any portion thereof, without the prior written consent of Landlord. In the event Landlord grants such consent, Tenant shall remain liable under the terms of this Lease. Landlord agrees that it shall not unreasonably withhold or delay its consent to an assignment of this Lease. The test of reasonableness for the withholding of Landlord's consent to the assignment of the Lease shall not necessarily be the same as the test applied by the FCC in deciding whether to approve the sale of Tenant's radio station.

          A consent to one assignment, subletting, occupation, or use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation, or use by another person. Any assignment or subletting without such consent of Landlord shall be void, and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest of Tenant therein, be assignable by operation of law, without the written consent of Landlord. Tenant may, without Landlord's consent, have the right to assign this Lease to a corporation with which it may merge or consolidate or to a purchaser of substantially all of Tenant's assets, if the assignee executes an agreement assuming Tenant's obligations hereunder.

     12.  Utilities. Tenant shall pay for all utilities furnished to or
          ---------
delivered at the leased premises, including connection and installation charges and shall make payments directly to the utility company furnishing same. Tenant shall protect Landlord and save Landlord harmless from any liens arising out of the nonpayment of its utility charges.

     13.  Entry by Owner; Inspection and Notices. Except as expressly provided
          --------------------------------------
to the contrary herein, Tenant shall permit Landlord and its agents to enter into and upon said premises upon first giving reasonable notice, reasonable notice being twenty-four (24) hours, for the purpose of inspecting the same or for the purpose of making repairs, alterations, or additions to any portion of said building to be made by Landlord upon Tenant's breach of its obligations to maintain and repair the premises, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of placing upon the property in which the said premises are located any usual or ordinary "for sale" signs, or to show during the last twelve (12) months of the term the premises to prospective future tenants, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the premises occasioned thereby. Prior notice is not required in the event of an emergency situation. Tenant shall permit Landlord, at any time within twelve (12) months prior to the expiration of the Lease, to place upon said premises any usual or ordinary "to rent" or "to lease" signs.

     14.  Waivers of Damages. Tenant as a material part of the consideration to
          ------------------
be rendered to Landlord, hereby waives all claims against

Landlord, except for Landlord's, its employees', contractors', invitees', agents and servants' gross negligence or willful misconduct.

     15. Destruction of Premises. In the event of a total or partial destruction
         -----------------------
of the leased premises during the term of this Lease, Tenant shall forthwith repair the same upon the receipt of insurance proceeds, provided such repairs can be made within one hundred twenty (120) days under the applicable laws and regulations. Landlord will cooperate with Tenant in such manner as is necessary in order that the insurance proceeds payable under the insurance obtained under Paragraph 10 are paid to Tenant as promptly as possible. Any such destruction shall not annul or void this Lease; however, rent to be paid by Tenant hereunder shall be equitably adjusted according to the amount and value of the undamaged premises remaining. If such repairs cannot be made within one hundred twenty
(120) days, this Lease may be terminated at the option of Tenant. If the leased premises are not rebuilt as provided herein, the insurance proceeds obtained under Paragraph 10 shall belong to Landlord, except that Tenant shall be entitled to that portion of the award, if any, attributable to the destruction of Tenant's trade fixtures and personal property which Tenant had the right to remove upon termination of this Lease.

     16. Remedies Upon Default.
         ---------------------

         (a) Landlord's Remedies. Except as otherwise provided herein, should
             -------------------
Tenant default in the performance of any covenant or provision herein with reference to the payment of rent or other payment of money, and such default continues for five (5) days after receipt by Tenant of written notice from Landlord of such default, or should Tenant default in the performance of any other covenant or provision herein, other than the payment of money, and such default, if curable, is not cured within fifteen (15) days after service upon Tenant of a written notice thereof from Landlord, or if not curable within fifteen (15) days, Tenant fails to commence a cure within fifteen (15) days after service upon Tenant of a written notice thereof from Landlord and thereafter diligently pursues such cure to completion, Landlord may terminate Tenant's right of possession to the leased premises and may recover from Tenant all of the damages to which Landlord is entitled under the laws of the State of Texas.

     None of Landlord's rights herein specified in the event of a default by Tenant shall prejudice any other legal remedies available to Landlord other than those herein enumerated.

     (b) No Waiver. Efforts by Landlord to mitigate the damages caused by
         ---------
Tenant's breach of this Lease shall not waive Landlord's right to recover damages under this paragraph. For the purpose of subparagraph (a) above, the following shall not constitute a termination of Tenant's right of possession:

         (1) Acts of maintenance or preservation or efforts to relet the property; and

         (2) Appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease.

     (c) Reentry. Upon a default of Tenant not cured within the time specified
         -------
in subparagraph (a), or if Tenant abandons the premises, Landlord shall have the right to reenter the leased premises and take possession thereof with or without terminating the Lease upon giving the notice of reentry as required by law. Upon such reentry, Landlord may (but is not obligated to do so) relet the leased premises for the benefit of the Landlord and Tenant on such terms and conditions and at such rental as may then be reasonably available to Landlord. Such reletting shall not relieve Tenant from any of Tenant's obligations hereunder unless the Lease is terminated by Landlord by a written notice of termination served on Tenant.

     17. Waste; Nuisance. Tenant shall not commit, or suffer to be committed,
         ---------------
any waste upon the said premises, nor cause, maintain or permit any nuisance in, on or about the premises.

     18. Compliance with Law. Tenant shall, at Tenant's sole cost and expense,
         -------------------
comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which may hereafter be in force, pertaining to the said premises, and shall faithfully observe in the use of the premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, after appeals have been taken or waived, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any such ordinance or statute in the use of the premises shall be conclusive of that fact as between Tenant and Landlord.

     19. Attorneys' Fees. If either party employs an attorney or attorneys to
         ---------------
determine or enforce the provisions hereof, the prevailing party (whether by negotiation, settlement or suit) shall be paid his reasonable attorneys' fees and expenses by the non-prevailing party.

     20. Time. Time is of the essence of this Lease.
         ----

     21. Condemnation. If the leased premises, or any part thereof, are taken by
         ------------
condemnation, or incident to the exercise of the power of eminent domain, (hereinafter referred to as "condemnation") the following shall apply:

           (a)  Termination of Lease. If the entire leased premises are taken or
                --------------------
acquired by condemnation this Lease shall terminate. Such termination shall take effect as of the date taking becomes effective by passage of title to the leased premises to the condemning authority pursuant to court order, or by the physical taking of possession of the leased premises by the condemning authority, whichever is earlier.

     If only a portion of the leased premises is taken or acquired by or incident to condemnation and a part thereof remains which in Landlord's opinion can be used for the purpose specified in Paragraph 3 of this Lease without compromising Tenant's activity or usability of the premises, this Lease shall, except for the part actually taken, remain in full force and effect.

           (b)  Adjustment in Rent. If only a portion of the leased premises is
                ------------------
taken by condemnation and a part thereof remains which can be used for the purposes specified in Paragraph 3 of this Lease, rent payable under this Lease shall be equitably adjusted according to the amount and value of the leased premises remaining for Tenant's use.

     Such adjustment in rent shall take effect on the date title to the condemned portion of the leased premises passes to the condemning authority pursuant to court order or on the date the condemning authority takes physical possession of the condemned leased property, whichever is earlier.

           (c)  Condemnation Award. All compensation paid for the land and
                ------------------
improvements taken, including severance damage, if any, shall belong to Landlord except that Tenant shall be entitled to any relocation award specifically for Tenant's benefit and such portion of the award attributable to Tenant's trade fixtures and personalty, if any.

               (d)  Non-Liability of Landlord. Landlord, under no circumstances,
                    -------------------------
shall be or become liable for or on account of any damage to, loss of, or interference with Tenant's business occasioned by any condemnation or threat thereof.

          22.  Bankruptcy or Insolvency. It shall be a breach of this Lease and
               ------------------------
Landlord, at its option, upon giving written notice of termination to Tenant, may terminate this Lease for any of the following events:

               (a)  Assignment of the Lease by operation of law;

               (b) The appointment of a receiver to take possession of all or substantially all of the assets of Tenant and the receiver is not discharged within thirty (30) days after his appointment;

               (c)  A general assignment for benefit of creditors by Tenant;

               (d) The filing of a voluntary petition or arrangement in bankruptcy by Tenant;

               (e) The filing of an involuntary petition or arrangement in bankruptcy against Tenant and the same is not dismissed within sixty (60) days from the date of filing; and

               (f) Any other action taken or suffered by Tenant because of Tenant's insolvency.

          23.  Use of Tower by Landlord. At all times during this Lease,
               ------------------------
Landlord shall have the right to use of the radio tower located on the leased premises beginning at and including the location of antenna equipment used for broadcasting the signal of KISS-FM and continuing downward therefrom for a distance of thirty (30) feet; Landlord shall have no obligation to pay rent for the use described above and may use the allowed space for any lawful purpose which does not interfere with Tenant's operations. Landlord shall hold Tenant harmless from and defend Tenant against any and all claims or liability arising out of or in any way connected to Landlord's use or occupancy of the allowed space.

        24. Condition of Property Upon Surrender. Upon the expiration of the
            ------------------------------------
term of this Lease, or upon its sooner termination, for any reason, Tenant shall make any restorations required pursuant to Paragraph 6, shall peacefully vacate the leased premises and deliver the same an all improvements (except for those which the Tenant has the right to remove) in the condition required by paragraphs 6, 7 and 8, and shall surrender to Landlord all keys and other items of similar nature pertaining to the leased premises.

        25. Notices. All notices under this Lease shall be given by either
            -------
personal service or registered or certified mail, return receipt requested. Notices given by mail shall be addressed as follows:

            (a) Notice to be served upon Landlord shall be sent to Landlord addressed to:

                Edward G. Atsinger III
                Stuart W. Epperson
                2310 Ponderosa Drive, Suite 29
                Camarillo, CA 93010

            (b) Notice to be served upon Tenant shall be sent to Tenant addressed to:

                5430 Fredericksburg Road
                Suite 504
                San Antonio, TX 78229

        All notices by mail shall be deemed served 48 hours after deposit in the United States mail.

        Either party may change his address for notice purposes by giving notice of such change as provided above.

 26. Subordination of Lease. This Lease and the leasehold estate created hereby
     ----------------------
are and shall be, at the option and upon written declaration of Landlord, subordinate, and inferior to the lien of a first and second deed of trust, or any renewals, extensions, or replacements of said deed or deeds of trust, now or hereafter imposed by Landlord upon the leased premises or any part thereof. Landlord hereby expressly reserves the right, at its option and declaration, to place the lien of a first and second deed of trust on and against the leased premises, or any part thereof, superior in lien and effect to this Lease and the estate hereby created.

           The execution by Landlord and the recording in the office of the County Recorder's office in which the property is located of a declaration that this Lease and leasehold estate are subject, subordinate, and inferior to the lien of a first and/or second deed of trust placed or to be placed by Landlord upon or against the leased premises or any part thereof, shall, of and by itself, in favor of the trustee and beneficiary of said deed or deeds of trust, make this Lease subject, subordinate and inferior thereto. Tenant shall, with all reasonable diligence, after written request made to it by Landlord or the title company issuing a policy of title insurance insuring the effect of the lien of said deed or deeds of trust, execute and deliver to said title company an agreement or subordination, in accordance with the foregoing.

            In the event any proceedings are brought for the foreclosure of, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord or its successors or assigns covering the demised premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

     27. Waiver. A waiver by Landlord of any default by Tenant in the
         ------
performance of any of the covenants, terms, or conditions of this Lease shall not constitute or be deemed a waiver of any subsequent or other default. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. The rights and remedies of Lessor under this Lease shall be cumulative and in addition to any rights given Landlord by law. The exercise of any right or remedy shall not impair Landlord's right to any other remedy.

     28. Parties Bound and Benefited. The covenants and conditions herein
         ---------------------------
contained shall (subject to the provision as to assignment) apply to and bind the heirs, executors, administrators, assigns and successors in interest of all of the parties hereto.

     29. Governing Law. This Lease shall be governed by and subject to the
         -------------
Federal Communications Act, the rules and regulations of the FCC, and other federal laws as applicable; and the laws of the State of Texas, as to matters of local law and interpretation.

     30. Amendments, Changes or Additions to Statute. Whenever reference is made
         -------------------------------------------
in this Lease to any provision of law, such reference applies to all amendments, changes and additions now or hereinafter made to such Law.

     31. Captions. The captions of this Lease are not a portion of the
         --------
substantive terms hereof.

     32. Estoppel Certificate. Tenant shall at any time and from time to time
         --------------------
upon not less than ten (10) days prior written notice from

Landlord execute, acknowledge and deliver to Landlord a statement (an "Estoppel Certificate") in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rent and other charges are paid in advance, if any, and
(ii) acknowledging that there are not, if such be the case, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder and that Tenant has no right of offset, counterclaim or deduction alleged by Tenant. Any such Estoppel Certificate may be relied upon by any prospective purchaser or lender upon the security of the property of which the premises are a part.

        33.    Miscellaneous.
               -------------

               33.1 This Lease contains the entire agreement between the parties respecting the Lease of the premises and all matters covered or mentioned herein. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

               33.2 The illegality, invalidity or unenforceability of any provision of this Lease shall in no way impair or invalidate any other provision of this Lease, and such remaining provisions shall remain in full force and effect.

               33.3 As used in this Lease, the masculine, feminine or neuter gender, and the singular or plural number, shall each be deemed to include the other whenever the context so indicates. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

        33.4 All exhibits attached to this Lease are hereby incorporated by this reference and made a part hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date and year first above written.


                           LANDLORD:

                           THE EPPERSON-ATSINGER 1983
                             FAMILY TRUST

                           /s/ Edward G. Atsinger III
                           -----------------------------------------
                           Edward G. Atsinger III, Co-Trustee

                           /s/ Stuart W. Epperson
                           -----------------------------------------
                           Stuart W. Epperson, Co-Trustee

                           TENANT:

                           SALEM MEDIA OF TEXAS, INC., a Texas Corporation

                           /s/ Edward G. Atsinger III
                           -----------------------------------------
                           President


        Ret. to:
  HOLME ROBERTS & OWEN
    ATTORNEYS AT LAW
      1700 BROADWAY
 DENVER, COLORADO 80290

                                  EXHIBIT A
                                  ---------

A 35.473 acre tract of land, being all of the remaining portion of that certain
38.17 acre tract of land described in deed from Howard W. Davis, and wife, Maidell Davis, to Hermitage Properties, Inc., dated February 17, 1969, recorded in Volume 6109 at Page 681 of the Deed Records of Bexar County, Texas, being out of the M.D. Oliver Survey No. 55, Abstract 559, County Block 5127, Bexar County, Texas, said 35.473 acre tract being more particularly described as follows:

BEGINNING at a point on the present Northeast right-of-way line of U.S. Highway No. 87 (Gonzales Road), an iron pin set at the intersection of a cutback right-of-way line to F.M. Highway No. 1516, the Southeast corner of the herein described tract;

THENCE Northwesterly along the present Northeast right-of-way line of U.S. Highway No. 87 (Gonzales Road), as follows:
N. 68(degrees) 36' 42" W. - 178.35 feet to an iron pin set for angle point;
N. 70(degrees) 38' 30" W. - 205.47 feet to an iron pin set for angle point;
N. 72(degrees) 26' 37" W. - 219.94 feet to an iron pin set for angle point;
and
N. 75(degrees) 21' 00" W. - 547.05 feet to its intersection with the existing fence on the Northwest line of the said 38.17 acre tract, an iron pin found set, the Southwest corner of the herein described tract;

THENCE N. 15(degrees) 13' 24" E. - 464.55 feet, N. 14(degrees) 50' 47" E. -
300.00 feet, N. 15(degrees) 08' 45" E. - 209.22 feet and N. 14(degrees) 45'
32" E. - 316.00 feet all along the existing fence on the Northwest line of the said 38.17 acre tract, to its Northwest corner, the Northwest corner of the herein described tract;

THENCE S. 75(degrees) 23' 14" E. - 1178.74 feet along the existing fence on the Northeast line of the said 38.17 acre tract to its Northeast corner, an iron pin found set on the Northwest right-of-way line of F.M. Highway No. 1516, the Northeast corner of the herein described tract;

THENCE S. 14(degrees) 10' 00" W. - 1295.51 feet along the Northwest right-of-way line of F.M. Highway No. 1516, to its intersection with a cutback right-of-way line to U.S. Highway No. 87 (Gonzales Road), an iron pin set;

THENCE S. 62(degrees) 52' 48" W. - 66.05 feet along said cutback right-of-way line, to the POINT OF BEGINNING.

easement; thence S. 62(degrees) 36' 00" East (ILLEGIBLE) west line of F. M. Highway 1516, the east corner of this easement; thence S. 14(degrees) 10' 00" West 20.55 feet along the west line of F. M. Highway 1516 to the place of beginning and containing 0.175 acre according to a survey on the ground November 2, 1982 for KISS Broadcasting, Inc. by Baker Surveying, Inc.

                              AMENDMENT TO LEASE


     This Amendment to Lease is made and entered into as of the 1st day of October, 1987, by and between Edward G. Atsinger III and Stuart W. Epperson, not individually but solely as co-trustees of the Epperson-Atsinger 1983 Family Trust, hereinafter referred to as "Landlord", and Salem Media of Texas, Inc., a Texas corporation, hereinafter referred to as "Tenant", with reference to the following recitals of facts:


                               R E C I T A L S
                               - - - - - - - -

     A. The parties entered into a Lease Agreement as of March 1, 1983 (the "Lease Agreement").

     B.   The parties desire to make certain amendments to the Lease Agreement.

     NOW, THEREFORE, in consideration of the following covenants, agreements, conditions and representations, the parties agree as follows:

     1.   Option to Extend Term. Paragraph 2 of the Lease Agreement is hereby
          ---------------------
amended to read as follows:

          2.  Term; Option to Extend. The term of this Lease is twenty-four (24)
              ----------------------
years, commencing on March 1, 1983, and terminating on February 28, 2007. Tenant shall have the option, if Tenant is not at the time in default under this Lease, to extend the term of this Lease for up to two (2) successive periods of five
(5) years each, with the termination dates of the renewal period(s) being February 28, 2012, and February 28, 2017, and, except as set forth in Paragraph 4, below, on the same terms, covenants and conditions herein contained. Each option to extend the term shall be exercised only by Tenant's delivery to Landlord by United States mail on or before 180 days prior to the commencement of the renewal term of written notice of Tenant's election to extend as provided herein.

     2. Rent During Option Terms. Paragraph 4 of the Lease Agreement is hereby
        ------------------------
amended by inserting the following new Subparagraphs 4.6 and 4.7, and by renumbering the current Subparagraphs 4.6 and 4.7 as Subparagraphs 4.8 and 4.9:

        4.6 During the period March 1, 2007, through February 28, 2012 (if Tenant elects to extend the term of this Lease), a monthly amount equal to the greater of (i) Three Thousand Sixty-two and 50/100 Dollars ($3,062.50) or (ii) the Base Rent multiplied by a fraction, the numerator of which shall be the cost of living index figure for February, 2007, and the denominator of which shall be the Base Index.

        4.7 During the period March 1, 2012, through February 28, 2017 (if Tenant elects to extend the term of this Lease), a monthly amount equal to the greater of (i) Three Thousand Three Hundred Twenty-five Dollars ($3,325.00) or (ii) the Base Rent multiplied by a fraction, the numerator of which shall be the cost of living index figure for February, 2012, and the denominator of which shall be the Base Index.

     3. Assignment and Subletting. Paragraph 11 of the Lease shall be deleted
        -------------------------
and a new Paragraph 11 substituted which shall read as follows:

        11. Assignment and Subletting.
            -------------------------

            (a) Tenant shall have the right to assign this Sublease to a firm or corporation controlled by its shareholders without the prior consent of the Landlord; provided, however, that Tenant shall remain liable for the performance of all the covenants and conditions herein contained in the event of any uncured default on the part of the assignee. For purposes of this subsection (a), the shareholders of Tenant shall be deemed in control of a firm or a corporation if their ownership interests, when combined, constitute more than fifty percent (50) of the voting rights of the firm or corporation.

            (b) Tenant shall have the right to assign this Sublease to the assignee of all of the FCC authorizations (the "license") for KSLR-AM, after approval by the FCC of the assignment or transfer of said license. Tenant shall provide Landlord at least sixty (60) days' written notice of its intent to assign its rights hereunder and shall provide Landlord with written confirmation of the assignment. Upon assignment of this Lease to the successor licensee, Tenant shall have no further liability under this Lease except for any uncured defaults which arose prior to the assignment.

            (c) Except as provided in subsections (a) and (b), above, Tenant shall not have the right to assign this Lease, or any part hereof, to any third person(s), firm(s) or corporation(s) without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

     4.    Landlord's Option to Relocate. A new Paragraph 34 shall be added to
           -----------------------------
the Lease Agreement which shall read as follows:

           34. Landlord's Right to Relocate. Landlord shall have the right to
               ----------------------------
     relocate Tenant's radio station and related equipment and thereafter terminate this Lease if, prior to such termination, Landlord has provided Tenant with another site for operation of the station which provides a total coverage area equal to or better than is presently available at the premises. Landlord's rights hereunder are further conditioned upon any relocation being done without disruption of Tenant's ability to broadcast. Landlord shall provide Tenant with a lease at the new site on the same terms and conditions as the remaining term of this Lease. All expenses associated with this relocation will be paid in full by Landlord, including without limitation all costs of installation, supervision, proofs of performance, and all reasonable costs incurred by attorneys, engineers, and other parties consulted by Tenant in connection with the relocation.

     5.    No Other Amendments. Except as specifically set forth herein, all
           -------------------
other terms and conditions of the Lease Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF the undersigned have executed this Agreement as of the day, month and year first-above written.


                                       LANDLORD:

                                       THE EPPERSON-ATSINGER 1983
                                         FAMILY TRUST


                                       /s/ Stuart W. Epperson
                                       ------------------------------------
                                       Stuart W. Epperson, Co-Trustee


                                       /s/ Edward G. Atsinger III
                                       ------------------------------------
                                       Edward G. Atsinger III, Co-Trustee


                                       TENANT:

                                       SALEM MEDIA OF TEXAS, INC., a Texas
                                         corporation


                                       By: /s/ Edward G. Atsinger
                                          ---------------------------------
                                          President

                           SECOND AMENDMENT TO LEASE


          THIS AMENDMENT TO LEASE is made and entered into as of the 7th day of January, 1987, by and between Edward G. Atsinger III and Stuart W. Epperson, not individually but solely as co-trustees of the Epperson-Atsinger 1983 Family Trust, hereinafter referred to as "Landlord," and Salem Media of Texas, Inc., a Texas corporation, hereinafter referred to as "Tenant," with reference to the following recitals of facts:

                                   RECITALS
                                   --------

          A. The parties entered into a Lease Agreement as of March 1, 1983, as amended by Amendment to Lease as of October 1, 1987 (the "Lease Agreement").

          B.   The parties desire to make certain amendments to the Lease
Agreement.

          NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

          1.   Subordination of Lease. Section 26 of the Lease Agreement is
               ----------------------
hereby amended by adding at the end of said Section the following sentence:
"Notwithstanding the foregoing, no subordination or attornment pursuant to the provisions of this Section 26 shall be effective unless, prior to the date any party desiring such subordination or attornment obtains title to the leased premises or any part thereof, such party has acknowledged by written notice to Tenant that this Lease and Tenant's rights hereunder shall continue undisturbed while Tenant is not in default hereunder; except that such party shall not be (i) liable for any act or omission of any prior Landlord or (ii) subject to any offsets or defenses which Tenant might have against any prior Landlord or (iii) bound by any amounts which Tenant might have paid as rent to any Landlord for a period ending beyond the end of the month following the month in which such party acquired title to the leased premises or any part thereof."

     2. No Other Amendments. Except as specifically set forth herein, all other
        -------------------
terms and conditions of the Lease Agreement shall remain in full force and effect.

     3. Lease Agreement. A true and correct copy of the Lease Agreement is
        ---------------
attached hereto as Exhibit A.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day, month and year first above written.

                                       LANDLORD:

                                       THE EPPERSON-ATSINGER 1983
                                         FAMILY TRUST

                                       /s/ Stuart W. Epperson
                                       ----------------------------------
                                       Stuart W. Epperson, Co-Trustee


                                       /s/ Edward G. Atsinger III
                                       ----------------------------------
                                       Edward G. Atsinger III, Co-Trustee

                                        TENANT:

                                        SALEM MEDIA OF TEXAS, INC., a
                                          Texas corporation

                                        By: /s/ Edward G. Atsinger III
                                           -----------------------------
                                           President



THE STATE OF NORTH CAROLINA )
                            )ss.
COUNTY OF Forsyth           )
          --------

        Before me Linda R. Lynch on this day personally appeared, Stuart W.
                  --------------
Epperson, co-trustee of the Epperson-Atsinger 1983 Family Trust, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purpose and consideration therein expressed.

[Seal]   Given under my hand and seal of office this 5th day of January A.D.,
1988.                                                ---


                                        Linda R. Lynch
                                        ------------------------------------
                                        Notary Public

                    My commission expires  April 20,1988                    .
                                           ---------------------------------

                                             [NOTARY SEAL APPEARS HERE]

THE STATE OF TEXAS     )
                       ) ss.
COUNTY OF BEXAR        )

        Before me Robert N. Lepine on this day personally appeared, Edward G. Atsinger III, co-trustee of the Epperson-Atsinger 1983 Family Trust, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purpose and consideration therein expressed.

[Seal]  Given under my hand and seal of office this 7 day of January A.D., 1988.


                                       /s/ Robert N. Lepine
                                       -------------------------------
                                       Notary Public

        My commission expires  9-30-90                                .
                             -----------------------------------------

THE STATE OF TEXAS     )
                       ) ss.
COUNTY OF BEXAR        )

        Before me Robert N. Lepine on this day personally appeared Edward G. Atsinger III, the President of Salem Media of Texas, Inc., known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purpose and consideration therein expressed.


[Seal]  Given under my hand and seal of office this 7 day of January A.D., 1988.


                                       /s/ Robert N. Lepine
                                       -------------------------------
                                       Notary Public

        My commission expires  9-30-90                                .
                             -----------------------------------------